NEWS RELEASE

The Progressive Corporation	Company Contact:
300 North Commons Blvd.	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS JUNE RESULTS

MAYFIELD VILLAGE, OHIO -- July 16, 2025 -- The Progressive Corporation (NYSE:PGR) today reported the following results for the month and quarter ended June 30, 2025:

	June				Quarter
(millions, except per share amounts and ratios; unaudited)	2025	2024	Change		2025	2024	Change
Net premiums written	$6,605	$5,749	15%		$20,076	$17,902	12%
Net premiums earned	$6,954	$5,777	20%		$20,310	$17,209	18%
Net income	$1,124	$803	40%		$3,175	$1,459	118%
Per share available to common shareholders	$1.91	$1.37	40%		$5.40	$2.48	118%
Total pretax net realized gains (losses) on securities	$179	$22	NM		$387	$(127)	(405)%
Combined ratio	86.6	86.2	0.4	pts.	86.2	91.9	(5.7)	pts.
Average diluted equivalent common shares	588.0	587.4	0%		587.8	587.4	0%
NM = Not Meaningful

	June 30,
(thousands; unaudited)	2025	2024	% Change
Policies in Force
Personal Lines
Agency – auto	10,423	8,965	16
Direct – auto	15,245	12,576	21
Special lines	6,850	6,312	9
Property	3,608	3,339	8
Total Personal Lines	36,126	31,192	16
Commercial Lines	1,189	1,118	6
Companywide	37,315	32,310	15

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal vehicles (auto and special lines products) and personal property insurance for homeowners and renters. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and commercial property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
For the month ended June 30, 2025
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$6,605

Revenues:
Net premiums earned	$6,954
Investment income	295
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	2
Net holding period gains (losses) on securities	177
Total net realized gains (losses) on securities	179
Fees and other revenues	102
Service revenues	45
Total revenues	7,575

Expenses:
Losses and loss adjustment expenses	4,689
Policy acquisition costs	516
Other underwriting expenses	922
Investment expenses	2
Service expenses	47
Interest expense	23
Total expenses	6,199

Income before income taxes	1,376
Provision for income taxes	252	Includes tax benefit of $45 million primarily related to the distribution of deferred compensation.
Net income	1,124

Other comprehensive income (loss):
Decrease (increase) in total net unrealized losses on fixed-maturity securities	454
Total comprehensive income (loss)	$1,578

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2024 audited consolidated financial statements included in our 2024 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
For the year-to-date periods ended June 30,
(millions)
(unaudited)

	Year-to-Date
	2025	2024
Net premiums written	$42,282	$36,864

Revenues:
Net premiums earned	$39,719	$33,358
Investment income	1,685	1,303
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	20	(373)
Net holding period gains (losses) on securities	155	402
Total net realized gains (losses) on securities	175	29
Fees and other revenues	590	496
Service revenues	244	191
Total revenues	42,413	35,377

Expenses:
Losses and loss adjustment expenses	26,409	23,567
Policy acquisition costs	2,967	2,540
Other underwriting expenses	5,408	4,111
Investment expenses	16	13
Service expenses	256	207
Interest expense	139	139
Total expenses	35,195	30,577

Income before income taxes	7,218	4,800
Provision for income taxes	1,476	1,010
Net income	5,742	3,790

Other comprehensive income (loss):
Changes in:
Total net unrealized losses on fixed-maturity securities	1,327	(100)
Net unrealized losses on forecasted transactions	1	0
Other comprehensive income (loss)	1,328	(100)
Total comprehensive income (loss)	$7,070	$3,690

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
For the month and year-to-date periods ended June 30,
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:
	June	Year-to-Date
	2025	2025	2024

Net income	$1,124	$5,742	$3,790
Less: Preferred share dividends and other	0	0	17
Net income available to common shareholders	$1,124	$5,742	$3,773
Per common share:
Basic	$1.92	$9.80	$6.45
Diluted	$1.91	$9.77	$6.42

Comprehensive income (loss)	$1,578	$7,070	$3,690
Less: Preferred share dividends and other	0	0	17
Comprehensive income (loss) attributable to common shareholders	$1,578	$7,070	$3,673
Per common share:
Diluted	$2.68	$12.03	$6.25

Average common shares outstanding - Basic	586.4	586.1	585.4
Net effect of dilutive stock-based compensation	1.6	1.6	2.0
Total average equivalent common shares - Diluted	588.0	587.7	587.4

The following table sets forth the investment results for the period:
	June	Year-to-Date
	2025	2025	2024
Fully taxable equivalent (FTE) total return:
Fixed-income securities	1.0%	4.3%	1.2%
Common stocks	4.9%	5.3%	13.8%
Total portfolio	1.2%	4.3%	1.7%

Pretax annualized investment income book yield	4.2%	4.2%	3.8%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the month ended June 30, 2025
($ in millions)
(unaudited)

Current Month
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$2,455	$3,096	$286	$5,837	$768	$6,605
% Growth in NPW	13%	22%	6%	17%	2%	15%
Net Premiums Earned	$2,503	$3,258	$254	$6,015	$938	$6,954
% Growth in NPE	20%	27%	4%	23%	6%	20%

GAAP Ratios
Loss/LAE ratio	68.3	69.9	44.6	68.2	61.6	67.2
Expense ratio	18.1	18.8	30.5	19.0	21.4	19.4
Combined ratio	86.4	88.7	75.1	87.2	83.0	86.6
Net catastrophe loss ratio[1]	3.3		9.8	3.6	0.9	3.2

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$0
Current accident year						3
Calendar year actuarial adjustment	$(19)	$(34)	$21	$(32)	$35	$3

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$0
All other development						120
Total development						$120

Calendar year loss/LAE ratio						67.2
Accident year loss/LAE ratio						68.9

1 Represents catastrophe losses incurred during the period, including development on prior events and the impact of reinsurance, if any, as a percent of net premiums earned. Nearly half of the catastrophe losses during the month were related to severe weather in Texas.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the year-to-date period ended June 30, 2025
($ in millions)
(unaudited)

Year-to-Date
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$14,954	$19,454	$1,578	$35,986	$6,296	$42,282
% Growth in NPW	14%	22%	1%	18%	1%	15%
Net Premiums Earned	$14,328	$18,374	$1,552	$34,254	$5,464	$39,719
% Growth in NPE	19%	26%	7%	22%	5%	19%

GAAP Ratios
Loss/LAE ratio	65.1	67.7	56.4	66.2	67.2	66.3
Expense ratio	18.1	20.3	29.0	19.7	19.9	19.8
Combined ratio	83.2	88.0	85.4	85.9	87.1	86.1
Net catastrophe loss ratio[1]	2.5		20.0	3.3	0.4	2.9

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$98
Current accident year						54
Calendar year actuarial adjustment	$6	$(5)	$116	$117	$34	$152

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$98
All other development						509
Total development						$607

Calendar year loss/LAE ratio						66.3
Accident year loss/LAE ratio						67.8

1 Represents catastrophe losses incurred during the year, including development on prior events and the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts and common shares repurchased)
(unaudited)

June 30, 2025
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $82,372)	$82,272
Short-term investments (amortized cost: $2,103)	2,103
Total available-for-sale securities	84,375
Equity securities:
Nonredeemable preferred stocks (cost: $517)	500
Common equities (cost: $775)	3,735
Total equity securities	4,235
Total investments[2,3]	88,610
Net premiums receivable	16,406
Reinsurance recoverables (including $3,900 on unpaid loss and LAE reserves)	4,197
Deferred acquisition costs	2,110
Other assets	4,157
Total assets	$115,480

Unearned premiums	$26,335
Loss and loss adjustment expense reserves	41,154
Other liabilities[2]	8,492
Debt	6,895
Total liabilities	82,876
Shareholders’ equity	32,604
Total liabilities and shareholders’ equity	$115,480

Common shares outstanding	586.2
Common shares repurchased in the current month	14,367
Average cost per common share	$272.33
Book value per common share	$55.62
Trailing 12-month return on average common shareholders’ equity
Net income	37.7%
Comprehensive income	43.6%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(110)
Increase (decrease) from the previous month	$575
Increase (decrease) from December 2024	$1,680
Debt-to-total capital ratio	17.5%
Fixed-income portfolio duration	3.4
Weighted average credit quality	AA- .
1 As of June 30, 2025, we held certain hybrid securities and recognized a change in fair value of $10 million as a realized gain during the period we held these securities.
2 At June 30, 2025, we had $303 million of net unsettled security transactions classified in “other liabilities.”
3 Includes $5.0 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance, subsidiary of the holding company.

Monthly Commentary
The companywide net premiums written growth rate for June is higher by about 2-3% due to May 31 being reported in June 2025, compared to May 2024, as a result of a nuance with our monthly closing process. Our second quarter 2025 growth rate was unaffected.
Events
Our second quarter Investor Relations conference call is currently scheduled to be held on Tuesday, August 5, 2025, at 9:30 a.m. eastern time. This event, which will consist of both a conference call and webcast, is scheduled to last 90 minutes and will begin with an approximate 45-minute presentation on our pricing methodology, followed by a question and answer session with Tricia Griffith, our CEO, and John Sauerland, our CFO. We plan to file our Quarterly Report on Form 10-Q with the SEC on Monday, August 4, 2025. If the dates of our events, which are always subject to change, are rescheduled, we will announce the change in a press release as soon as practical and publish it on our investor website. Details regarding access to the conference call, or any event changes, will be available at: https://investors.progressive.com/events.
We plan to release July results on Wednesday, August 20, 2025, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the second largest personal auto insurer in the country, a leading seller of commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.
Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary, distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events, and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities, and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•our ability to attract, develop, and retain talent and maintain appropriate staffing levels;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and our ability to navigate the related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the success of our development and use of new technology and our ability to navigate the related risks;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, governance and other public policy matters;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•our ability to obtain capital when necessary to support our business, our financial condition, and potential growth;
•evaluations and ratings by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics, or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2024.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.